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     2002 Annual Report
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     JANUS GLOBAL TECHNOLOGY FUND
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                                                            [LOGO] JANUS

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TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     1

     Statement of Assets and Liabilities ............................     5

     Statement of Operations ........................................     6

     Statement of Changes in Net Assets .............................     7

     Financial Highlights ...........................................     8

     Notes to Schedule of Investments ...............................     9

     Notes to Financial Statements ..................................    10

     Report of Independent Accountants ..............................    15

     Explanation of Charts, Tables and Financial Statements .........    16

     Trustees and Officers ..........................................    18

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If you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
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JANUS GLOBAL TECHNOLOGY FUND                          Mike Lu, portfolio manager

For the 12-months ended October 31, 2002, Janus Global Technology Fund declined 31.67%. This compares to a 15.10% loss posted by its benchmark, the S&P 500(R) Index, and a 21.33% decline by the technology-heavy NASDAQ Composite Index.(1) These results earned the Fund a second-quartile ranking, placing it 129th among 378 science and technology funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

A number of key economic indicators boosted investors' optimism early in 2002 that an economic recovery was near. However, by the end of the period, hopes for a resurgence had dissipated under a cloud of discouraging news that included rising unemployment claims, falling consumer confidence, disappointing corporate earnings results, and a potential war between the U.S. and Iraq.

In this challenging environment, we held steadfast to our end-demand-driven portfolio management approach and assessed the spending intentions of corporate IT departments across multiple sectors. Our research again confirmed that, at the corporate level, near-term and medium-term demand for technology-related products and services remains weak. At the consumer level, however, spending is relatively robust with video-game consoles, audio-visual components and digital cameras facing strong demand. While this discretionary spending spree benefited a number of our top holdings, missteps by a few others caused the Fund to decline.

Contributing to our poor performance was Cadence Design Systems, a leader in electronic design automation. Cadence is a premier provider of advanced design tools to the semiconductor industry and has held up well in this difficult market. However, recent pricing issues and a somewhat rough transition from a licensing business model to a subscription-based model pressured Cadence's share price during the period. Because semiconductor component companies need to continually reinvest in the latest design software to maintain their competitive edge, we continue to believe in the long-term fundamentals of Cadence and maintained a position in the stock.

Another long-term holding that detracted from our performance was Celestica, a leader in the electronic manufacturing services (EMS) space, with leading-edge processes in high-density, multi-layer integrated circuit board manufacturing and assembly. Its outsourcing services are deployed broadly by major networking, storage and server original equipment manufacturers (OEMs). As part of our ongoing demand-driven research, we've been carefully observing the deteriorating systems-level infrastructure demand from corporate end-users. While Celestica managed the initial volume declines well, the overall end-demand outlook became so dire that we trimmed and eventually sold our stake in Celestica, anticipating potential earnings and revenue shortfalls. However, we continue to keep a close watch on end-demand trends as Celestica remains a well-positioned player in the EMS field.

Stocks that contributed positively to our performance included Electronic Arts, the leading game console software vendor.

Electronic Arts is benefiting from the continuing strength in consumer discretionary spending, which remains unabated in the area of entertainment. In addition, the company has continued to broaden its range of popular software titles and tightened its grip on the lucrative sports game franchise by releasing well-received titles in football, basketball and soccer. We expect Electronic Arts' strong track record of execution to continue in its quest to release compelling game titles with strong player appeal and its initial foray into online gaming.

Nissan Motor Co. also turned in solid results. Our investment thesis for Nissan is premised upon new and ever-growing applications of technology in automobiles. Car manufacturers now depend upon semiconductors, integrated circuits and software in everything from advanced anti-lock brakes to stability control to drive-by-wire steering, turning today's cars into literal PCs on wheels. In addition to being among the innovators in this area, Nissan is nearing completion of a restructuring process, which has enabled it to slash costs while simultaneously improving cycle times for design and production. We believe Nissan's approach of releasing a multitude of differentiated, high-value vehicles addressing a range of niche markets has legs in an environment where sales incentives and commoditization reign.

Going forward, we expect the challenging demand outlook for tech companies to linger through the remainder of 2002, but remain optimistic in the long-term drivers of demand as they pervade all aspects of our personal and professional lives. In light of this, we continue to engage in field research, meeting with industry contacts, information technology officers and, most importantly, end-users with buying-decision authority so that we can better gauge demand for technology from multiple fronts and position the Fund appropriately.

Our focus during these trying times has not changed. We continue to seek businesses with sustainable franchises and the foresight and wherewithal to continue to spend strategically on R&D so that they can emerge from this recessionary period in a stronger position. In addition, we continue to look for companies with stable, subscription-based revenue streams and those that are experiencing specific secular growth drivers. Although such drivers are difficult to find in this broad-based technology downturn, our demand-based research has led us to some that have benefited the Fund, including wireless and consumer demand-driven sectors. We aim to continue our intense research process to ferret out the most promising ideas and areas.

Thank you for your continued investment in Janus Global Technology Fund.

(1) Returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                               Janus Global Technology Fund  October 31, 2002  1

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Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
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Equities                                              85.1%                77.2%
  Foreign                                             27.4%                26.1%
    European                                          13.0%                14.7%
Top 10 Equities                                       39.8%                29.1%
Number of Stocks                                         65                   66
Cash, Cash Equivalents and
  Fixed-Income Securities                             14.9%                22.8%

Top 5 Industries
                                           October 31, 2002     October 31, 2001
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Applications Software                                 14.4%                 8.7%
Telecommunication Equipment                            8.8%                 7.1%
Electronic Components
  - Semiconductors                                     7.3%                10.9%
Entertainment Software                                 6.9%                 2.1%
Aerospace and Defense                                  4.4%                 0.9%

Top 10 Equity Holdings
                                           October 31, 2002     October 31, 2001
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Nokia Oyj                                              6.6%                 5.3%
Electronic Arts, Inc.                                  6.4%                 2.1%
Microsoft Corp.                                        6.1%                 6.0%
Intuit, Inc.                                           5.9%                 2.1%
eBay, Inc.                                             2.6%                 1.1%
Nissan Motor Company, Ltd.                             2.6%                 0.7%
Mattel, Inc.                                           2.6%                 1.1%
Amazon.com, Inc.                                       2.5%                   --
QUALCOMM, Inc.                                         2.3%                 0.9%
Lockheed Martin Corp.                                  2.2%                   --

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Average Annual Total Return - for the periods ended October 31, 2002

                                        One Year          Since 12/31/98*
Janus Global Technology Fund            (31.67)%              (7.03)%
S&P 500(R)Index                         (15.10)%              (6.98)%
NASDAQ Composite Index                  (21.33)%             (12.23)%

Janus Global
Technology Fund
$7,563

S&P 500(R) Index
$7,579
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Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Technology Fund and the S&P 500 Index. Janus Global Technology Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1998, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Global Technology Fund ($7,563) as compared to the S&P 500 Index ($7,579).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index is a nationwide computerized quotation system for over 5,500 over-the-counter stocks. The index is compiled of more than 4,800 stocks that are traded via this system. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Fund also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 84.3%
Aerospace and Defense - 4.4%
   1,119,747    Embraer-Empresa Brasileira de Aeronautica
                  S.A. (ADR) ................................     $   17,557,633
     119,225    General Dynamics Corp. ......................          9,434,274
     480,760    Lockheed Martin Corp. .......................         27,836,004

                                                                      54,827,911

Applications Software - 13.2%
     148,984    Infosys Technologies, Ltd. ..................     $   11,674,369
   1,426,770    Intuit, Inc.* ...............................         74,077,898
   1,434,280    Microsoft Corp.* ............................         76,690,952
     515,461    Satyam Computer Services, Ltd. ..............          2,509,671

                                                                     164,952,890

See Notes to Schedule of Investments and Financial Statements.

2  Janus Global Technology Fund  October 31, 2002

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JANUS GLOBAL TECHNOLOGY FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Audio and Video Products - 1.5%
     133,600    Sony Corp.** ................................     $    5,747,240
     694,521    Thomson S.A.*,** ............................         12,799,973

                                                                      18,547,213

Automotive - Cars and Light Trucks - 3.2%
     266,940    Hyundai Motor Company, Ltd.** ...............          6,780,514
   4,263,000    Nissan Motor Company, Ltd.** ................         32,745,169

                                                                      39,525,683

Cable Television - 0.5%
     680,659    British Sky Broadcasting Group PLC*,** ......          6,426,634

Cellular Telecommunications - 1.2%
   2,127,269    Carphone Warehouse PLC*,** ..................          3,233,269
     960,575    China Mobile, Ltd. (ADR)*,** ................         11,767,044

                                                                      15,000,313

Computer Services - 1.2%
     259,866    Atos S.A.*,** ...............................          9,594,065
   1,605,002    Misys PLC** .................................          5,241,779

                                                                      14,835,844

Computers - 4.1%
     872,240    Dell Computer Corp.* ........................         24,954,786
     225,515    IBM Corp. ...................................         17,802,154
  25,102,000    Legend Group, Ltd.** ........................          9,092,479

                                                                      51,849,419

Computers - Integrated Systems - 1.1%
     383,420    Diebold, Inc. ...............................         13,668,923

Computers - Memory Devices - 1.1%
     904,380    VERITAS Software Corp.* .....................         13,791,795

Computers - Peripheral Equipment - 2.6%
   6,909,710    Hon Hai Precision Industry Company, Ltd. ....         24,951,685
     220,667    Logitech International* .....................          7,249,981

                                                                      32,201,666

Consulting Services - 0.7%
     531,420    Accenture, Ltd. - Class A (New York Shares)*           8,970,370

Data Processing and Management - 1.3%
     330,745    Acxiom Corp.* ...............................          4,167,387
     278,030    Automatic Data Processing, Inc. .............         11,824,616

                                                                      15,992,003

Distribution and Wholesale - 1.0%
     336,485    Ingram Micro, Inc. - Class A* ...............          4,821,830
     224,060    Tech Data Corp.* ............................          7,158,717

                                                                      11,980,547

E-Commerce/Products - 2.5%
   1,591,330    Amazon.com, Inc.* ...........................         30,808,149

E-Commerce/Services - 2.6%
     519,920    eBay, Inc.* .................................         32,890,139

Electronic Components - Miscellaneous - 2.2%
     742,043    Koninklijke (Royal) Philips Electronics N.V.**        13,301,020
     237,110    Samsung SDI Company, Ltd.** .................         14,731,063

                                                                      28,032,083

Electronic Components - Semiconductors - 6.4%
      85,750    Samsung Electronics Company, Ltd.** .........     $   24,279,602
     361,677    STMicroelectronics N.V.** ...................          7,181,457
     763,920    STMicroelectronics N.V. (New York Shares)** .         15,026,306
   1,322,275    Texas Instruments, Inc. .....................         20,971,282
     644,040    Xilinx, Inc.* ...............................         12,230,320

                                                                      79,688,967

Electronic Design Automation - 2.7%
   2,028,390    Cadence Design Systems, Inc.* ...............         20,547,591
     345,570    Synopsys, Inc.* .............................         13,079,824

                                                                      33,627,415

Entertainment Software - 6.9%
   1,217,445    Electronic Arts, Inc.* ......................         79,280,018
     268,155    Take-Two Interactive Software, Inc.* ........          6,913,036

                                                                      86,193,054

Human Resources - 0.5%
     207,960    Hewitt Associates, Inc. - Class A* ..........          6,124,422

Internet Applications Software - 0.1%
     162,325    RealNetworks, Inc.* .........................            569,761

Internet Security - 0.7%
     231,060    Symantec Corp.* .............................          9,242,400

Life and Health Insurance - 1.3%
     547,490    AFLAC, Inc. .................................         16,665,596

Medical Instruments - 0.8%
     212,905    Medtronic, Inc. .............................          9,538,144

Multimedia - 1.1%
     578,860    AOL Time Warner, Inc.* ......................          8,538,185
     301,855    Walt Disney Co. .............................          5,040,979

                                                                      13,579,164

Networking Products - 0.5%
     605,815    Cisco Systems, Inc.* ........................          6,773,012
   2,307,692    Yipes Communication Group, Inc.*,ss.,# ......                  0

                                                                       6,773,012

Retail - Computer Equipment - 1.2%
     578,675    Electronics Boutique Holdings Corp.* ........         14,583,189

Satellite Telecommunications - 0.4%
     270,060      EchoStar Communications Corp.* ............          5,506,523

Security Services - 0.1%
      73,500    Kroll, Inc.* ................................          1,431,780

Semiconductor Components/Integrated Circuits - 2.2%
     594,230    Marvell Technology Group, Ltd.* .............          9,632,468
     546,350    Maxim Integrated Products, Inc.* ............         17,395,784

                                                                      27,028,252

Semiconductor Equipment - 0.8%
     263,090    Applied Materials, Inc.* ....................          3,954,243
     545,130    Teradyne, Inc.* .............................          6,601,524

                                                                      10,555,767

Telecommunication Equipment - 8.8%
     230,145    Harris Corp. ................................          6,071,225
     252,900    Nokia Oyj** .................................          4,295,268
   4,693,450    Nokia Oyj (ADR)** ...........................         78,005,139
   1,277,465    UTStarcom, Inc.* ............................         21,819,102

                                                                     110,190,734

See Notes to Schedule of Investments and Financial Statements.

                               Janus Global Technology Fund  October 31, 2002  3

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JANUS GLOBAL TECHNOLOGY FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Toys - 2.6%
   1,764,995    Mattel, Inc. ................................     $   32,405,308

Web Portals/Internet Service Providers - 0.5%
     431,790    Yahoo!, Inc.* ...............................          6,442,307

Wireless Equipment - 2.3%
     825,840    QUALCOMM, Inc.* .............................         28,507,997
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Total Common Stock (cost $1,133,641,557) ....................      1,052,955,374
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Corporate Bonds - 2.9%
Applications Software - 1.2%
$ 17,900,000    Mercury Interactive Corp., 4.75%
                  convertible notes, due 7/1/07+ ............         15,237,375

Computers - Memory Devices - 0.6%
   8,000,000    VERITAS Software Corp., 1.856%
                  convertible discount notes, due 8/13/06 ...          6,710,000

Electronic Components - Semiconductors - 0.9%
   7,825,000    International Rectifier Corp., 4.25%
                  convertible subordinated notes
                  due 7/15/07 ...............................          6,220,875
   6,300,000    NVIDIA Corp., 4.75%
                  convertible subordinated notes
                  due 10/15/07 ..............................          4,969,125

                                                                      11,190,000

Networking Products - 0.2%
  31,700,000    Candescent Technologies Corp., 8.00%
                  convertible senior subordinated debentures
                  due 5/1/03+,(omega),(delta) ...............          2,694,500
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Total Corporate Bonds (cost $63,530,415) ....................         35,831,875
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Preferred Stock - 0.8%
Wireless Equipment - 0.8%
     648,335    Crown Castle International Corp.
                  convertible, 6.25% (cost $32,416,750) .....         10,130,234
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Repurchase Agreement - 5.7%
$ 71,300,000    Salomon Smith Barney Holdings, Inc.
                  1.925%, dated 10/31/02, maturing 11/1/02
                  to be repurchased at $71,303,813
                  collateralized by $110,220,520
                  in U.S. Government Agencies
                  0%-11.75%, 10/24/05-10/1/32
                  $1,681,653 in U.S. Treasury
                  Notes/Bonds; 0%-9.125%
                  1/31/03-2/15/29; with respective
                  values of $70,787,295
                  and $1,938,707 (cost $71,300,000) .........         71,300,000
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Time Deposit - 4.8%
                Societe Generale, New York
$ 60,000,000      1.875%, 11/1/02 (cost $60,000,000) ........     $   60,000,000
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U.S. Government Agency - 2.0%
                Federal Home Loan Bank System
  25,000,000      1.66%, 11/6/02
                  (amortized cost $24,994,236) ..............         24,994,236
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Total Investments (total cost $1,385,882,958) - 100.5% ......      1,255,211,719
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Liabilities, net of Cash, Receivables and Other Assets - (0.5)%      (5,697,593)
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Net Assets - 100% ...........................................     $1,249,514,126
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Summary of Investments by Country, October 31, 2002

Country                        % of Investment Securities          Market Value
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Bermuda                                              1.5%         $   18,602,838
Brazil                                               1.4%             17,557,633
Finland                                              6.5%             82,300,407
France                                               1.8%             22,394,038
Hong Kong                                            1.7%             20,859,523
India                                                1.1%             14,184,040
Japan                                                3.1%             38,492,409
Netherlands                                          1.1%             13,301,020
South Korea                                          3.6%             45,791,179
Switzerland                                          2.3%             29,457,744
Taiwan                                               2.0%             24,951,685
United Kingdom                                       1.2%             14,901,682
United States++                                     72.7%            912,417,521
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Total                                              100.0%         $1,255,211,719

++Includes Short-Term Securities (60.2% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/15/03             1,200,000      $    1,857,612    $    (17,412)
Euro 11/7/02                     33,500,000          33,163,704        (491,253)
Euro 2/21/03                      5,000,000           4,925,524         (55,524)
Euro 4/15/03                      2,000,000           1,965,851         (22,851)
Hong Kong Dollar
  2/21/03                       131,000,000          16,781,721            8,974
Japanese Yen 11/7/02          1,350,000,000          11,024,008        (137,495)
Japanese Yen 2/21/03            460,000,000           3,774,540         (52,857)
Japanese Yen 4/15/03            550,000,000           4,522,259         (50,714)
South Korean Won
  2/3/03                     14,500,000,000          11,814,552          297,278
South Korean Won
  2/25/03                    13,000,000,000          10,573,404        (189,760)
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Total                                            $  100,403,175    $   (711,614)

See Notes to Schedule of Investments and Financial Statements.

4  Janus Global Technology Fund  October 31, 2002

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STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2002
(all numbers in thousands
except net asset value per share)

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Assets:
Investments at cost                                                 $  1,385,883

Investments at value                                                $  1,255,212
  Cash                                                                     2,099
  Receivables:
    Investments sold                                                      14,381
    Fund shares sold                                                         401
    Dividends                                                                793
    Interest                                                                 434
  Other assets                                                                 2
--------------------------------------------------------------------------------
Total Assets                                                           1,273,322
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 20,185
    Fund shares repurchased                                                1,338
    Advisory fees                                                            660
    Transfer agent fees and expenses                                         409
  Accrued expenses                                                           504
  Forward currency contracts                                                 712
--------------------------------------------------------------------------------
Total Liabilities                                                         23,808
--------------------------------------------------------------------------------
Net Assets                                                          $  1,249,514
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          168,673

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $       7.41
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                               Janus Global Technology Fund  October 31, 2002  5

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STATEMENT OF OPERATIONS

For the fiscal year ended October 31, 2002
(all numbers in thousands)

Investment Income:
  Interest                                                          $      5,957
  Dividends                                                               10,094
  Foreign tax withheld                                                     (754)
--------------------------------------------------------------------------------
Total Investment Income                                                   15,297
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           12,390
  Transfer agent fees and expenses                                         4,406
  Registration fees                                                           17
  Postage and mailing expenses                                               438
  Custodian fees                                                             288
  Printing expenses                                                          566
  Audit fees                                                                  42
  Trustees' fees and expenses                                                 14
  Other expenses                                                             104
--------------------------------------------------------------------------------
Total Expenses                                                            18,265
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                    (266)
--------------------------------------------------------------------------------
Net Expenses                                                              17,999
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                             (2,702)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                (829,914)
  Net realized gain/(loss) from foreign
    currency transactions                                                (3,054)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     199,849
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                 (633,119)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $  (635,821)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Global Technology Fund  October 31, 2002

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STATEMENT OF CHANGES IN NET ASSETS

For the fiscal year ended October 31
(all numbers in thousands)                                                2002            2001

----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $    (2,702)    $     21,943
  Net realized gain/(loss) from investment and
    foreign currency transactions                                    (832,968)     (1,824,335)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   199,849     (2,363,212)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations      (635,821)     (4,165,604)
----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                    --        (42,160)
  Net realized gain from investment transactions*                           --              --
  Tax return of capital*                                                    --        (44,371)
----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                               --        (86,531)
----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                          280,776         703,507
  Reinvested dividends and distributions                                    --          83,844
  Shares repurchased                                                 (671,132)     (1,824,017)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              (390,356)     (1,036,666)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                              (1,026,177)     (5,288,801)
Net Assets:
  Beginning of period                                                2,275,691       7,564,492
----------------------------------------------------------------------------------------------
  End of period                                                   $  1,249,514    $  2,275,691
----------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $  4,252,438    $  4,644,134
  Accumulated net investment income/(loss)*                            (2,972)         (1,267)
  Accumulated net realized gain/(loss) from investments*           (2,868,565)     (2,035,940)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                    (131,387)       (331,236)
----------------------------------------------------------------------------------------------
                                                                  $  1,249,514    $  2,275,691
----------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                           27,696          40,335
  Reinvested distributions                                                  --           3,767
----------------------------------------------------------------------------------------------
Total                                                                   27,696          44,102
----------------------------------------------------------------------------------------------
  Shares repurchased                                                  (69,184)       (109,580)
Net Increase/(Decrease) in Fund Shares                                (41,488)        (65,478)
Shares Outstanding, Beginning of Period                                210,161         275,639
----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      168,673         210,161
----------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $  1,095,348    $  2,163,912
  Proceeds from sales of securities                                  1,201,259       3,270,692
  Purchases of long-term U.S. government obligations                        --              --
  Proceeds from sales of long-term U.S. government obligations              --              --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                               Janus Global Technology Fund  October 31, 2002  7

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FINANCIAL HIGHLIGHTS

For a share outstanding during the
fiscal year or period ended October 31                         2002             2001             2000          1999(2)

----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $      10.83     $      27.44     $      20.95     $      10.00
----------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                (.01)              .36            (.02)               --
  Net gains/(losses) on securities
    (both realized and unrealized)                           (3.41)          (16.64)             6.71            10.95
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             (3.42)          (16.28)             6.69            10.95
----------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                        --            (.16)            (.02)               --
  Distributions (from capital gains)*                            --               --            (.18)               --
  Tax return of capital*                                         --            (.17)               --               --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                              --            (.33)            (.20)               --
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $       7.41     $      10.83     $      27.44     $      20.95
----------------------------------------------------------------------------------------------------------------------
Total Return**                                             (31.67)%         (59.95)%           31.99%          109.40%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)               $  1,249,514     $  2,275,691     $  7,564,492     $  3,334,514
Average Net Assets for the Period (in thousands)       $  1,906,518     $  4,009,850     $  8,883,777     $  1,265,552
Ratio of Gross Expenses to Average Net Assets***(1)           0.96%            0.92%            0.91%            1.04%
Ratio of Net Expenses to Average Net Assets***(1)             0.94%            0.90%            0.90%            1.02%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                           (0.14)%            0.55%            0.17%          (0.11)%
Portfolio Turnover Rate***                                      66%              60%              47%              31%

(1)  See "Explanation of Charts, Tables and Financial Statements."
(2) Fiscal period from December 31, 1998 (inception) to October 31, 1999. *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

8  Janus Global Technology Fund  October 31, 2002

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NOTES TO SCHEDULE OF INVESTMENTS

ADR                 American Depository Receipt
New York Shares     Securities of foreign companies trading on the New York
                    Stock Exchange.

*       Non-income-producing security
** A portion of this security has been segregated by the custodian to cover segregation requirements on forward currency contracts.
+ Securities are exempt from the registration requirements of the Securities Act of 1933 or other provisions and may be deemed to be restricted for resale.
(omega) Rate is subject to change. Rate shown reflects current rate.
(delta) Security is a defaulted security with accrued interest in the amount of $1,268,000 that was written-off December 10, 2001.

ss. SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

                                                                       Value as
                                 Acquisition  Acquisition     Fair       % of
                                     Date        Cost         Value   Net Assets
--------------------------------------------------------------------------------
Yipes Communication Group, Inc.    9/19/00   $14,999,998        $0       0.00%
--------------------------------------------------------------------------------

The Fund has registration rights for certain restricted securities held as of October 31, 2002. The issuer incurs all registration costs.

Illiquid securities are valued at fair value determined in good faith under procedures established by and under the supervision of the trustees.

#The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities at any time during the period ended October 31, 2002.

                                        Purchases                    Sales                 Realized      Dividend     Market Value
                                   Shares        Cost         Shares        Cost          Gain/(Loss)     Income      at 10/31/02
----------------------------------------------------------------------------------------------------------------------------------
Microsemi Corp.                      75,510   $ 2,564,727      778,045   $22,570,954     $(9,487,638)        --            --
Powerchip Semiconductor Corp.     2,044,000     8,859,309    2,044,000     8,859,309         715,219         --            --
Yipes Communication Group, Inc.          --            --           --            --              --         --             0
----------------------------------------------------------------------------------------------------------------------------------
                                              $11,424,036                $31,430,263     $(8,772,419)        --            --
----------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                               Janus Global Technology Fund  October 31, 2002  9

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NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of Janus Global Technology Fund (the "Fund") and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Fund invests primarily in equity securities. The Fund is classified as nondiversified.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principle markets and the time the net asset value
(NAV) is determined, securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

The Fund may enter into futures contracts and options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

10  Janus Global Technology Fund  October 31, 2002

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Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

                              Janus Global Technology Fund  October 31, 2002  11

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NOTES TO FINANCIAL STATEMENTS (continued)

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay for the period ended April 30, 2002. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

The Fund pays Janus Services LLC, a wholly owned subsidiary of Janus Capital Management LLC ("Janus Capital"), an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides a shareholder accounting system to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended October 31, 2002, are noted below.

     DST Securities, Inc.            Fund
         Commissions                Expense
            Paid                   Reduction                 DST Fees
================================================================================
          $37,332                   $28,006                 $1,084,560
--------------------------------------------------------------------------------

The Fund may invest in money market funds, including funds managed by Janus Capital. During the year ended October 31, 2002, the Fund recorded distributions from affiliated investment companies as dividend income and had the following affiliated purchases and sales:

                                    Purchases        Sales       Dividend   Market Value
                                   Shares/Cost    Shares/Cost     Income    at 10/31/02
========================================================================================
Janus Money Market Fund
Janus Global Technology Fund      $100,000,000   $100,000,000     $25,342        --
----------------------------------------------------------------------------------------

12  Janus Global Technology Fund  October 31, 2002

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3.   FEDERAL INCOME TAX

A Fund is required to make distributions of any income and gains realized in the prior fiscal year. The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations, (2) losses or deductions the Fund may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2002 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between October 31, 2007 and October 31, 2010.

Other book to tax differences in 2002 primarily consist of foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                                                     Net Tax AP/DP
Undistributed    Undistributed                        on Foreign      Net Tax
  Ordinary         Long-Term        Accumulated        Currency      AP/DP on
   Income            Gains        Capital Losses      and Futures   Investments
--------------------------------------------------------------------------------
     --                --        $(2,856,603,063)       $180,019  $(146,500,379)
--------------------------------------------------------------------------------
AP/DP  Appreciation/(Depreciation)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of October 31, 2002 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

       Federal Tax                Unrealized                   Unrealized
          Cost                   Appreciation                (Depreciation)
================================================================================
     $1,401,712,098              $103,288,666                $(249,789,045)
--------------------------------------------------------------------------------

                              Janus Global Technology Fund  October 31, 2002  13

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NOTES TO FINANCIAL STATEMENTS (continued)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                         Distributions
------------------------------------------------------------
     From Ordinary       From Long-Term      Tax Return of    Net Investment
         Income          Capital Gains          Capital            Loss
================================================================================
           --                  --                  --          $(1,341,108)
--------------------------------------------------------------------------------

4.   SUBSEQUENT EVENT

Stilwell Financial, Inc. ("Stilwell") is the indirect owner of both Berger Financial Group LLC ("Berger") and Janus Capital. Stilwell has announced its intention to merge its operations into a unified organization named Janus Capital Group Inc. ("JCGI") on or about January 1, 2003. Subsequent to the merger, Janus Capital and Berger will be subsidiaries of JCGI. In connection with this transaction on November 26, 2002, the Berger Trustees approved the reorganization of the Berger Information Technology Fund into the Janus Global Technology Fund, subject to shareholder approval.

14  Janus Global Technology Fund  October 31, 2002

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REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global Technology Fund (one of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 5, 2002

                              Janus Global Technology Fund  October 31, 2002  15

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EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(unaudited)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2002.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended October 31, 2002. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

16  Janus Global Technology Fund  October 31, 2002

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The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                              Janus Global Technology Fund  October 31, 2002  17

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TRUSTEES AND OFFICERS (unaudited)

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders.

Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 52 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series.

TRUSTEES

                                                                                               Number of
                                                                                               Portfolios
                                                                                               in Fund
                                                                                               Complex
                         Positions               Length of       Principal Occupations         Overseen      Other Directorships
Name, Age and Address    Held with Fund          Time Served     During the Past Five Years    by Trustee    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
Thomas H. Bailey*        Chairman and Trustee    6/69-Present    Formerly, President           52            N/A
100 Fillmore Street                                              (1978-2002) and Chief
Denver, CO 80206                                                 Executive Officer (1994-
Age 65                                                           2002) of Janus Capital
                                                                 or Janus Capital
                                                                 Corporation. President
                                                                 and Director (1994-2002)
                                                                 of the Janus Foundation;
                                                                 Chairman and Director
                                                                 (1978-2002) of Janus
                                                                 Capital Corporation and
                                                                 Director (1997- 2001) of
                                                                 Janus Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

William F. McCalpin      Trustee                 6/02-Present    Executive Vice President      52            Founding Director and
100 Fillmore Street                                              and Chief Operating                         Board Chair, Solar
Denver, CO 80206                                                 Officer of The                              Development
Age 45                                                           Rockefeller Brothers                        Foundation; Trustee and
                                                                 Fund (a private family                      Vice President, Asian
                                                                 foundation). Formerly,                      Cultural Council.
                                                                 Director of Investments
                                                                 (1991-1998) of The John
                                                                 D. and Catherine T.
                                                                 MacArthur Foundation (a
                                                                 private family
                                                                 foundation).

John W. McCarter, Jr.    Trustee                 6/02-Present    President and Chief           52            Chairman of the Board,
100 Fillmore Street                                              Executive Officer of The                    Divergence LLC;
Denver, CO 80206                                                 Field Museum of Natural                     Director of A.M. Castle
Age 64                                                           History. Formerly, Senior                   & Co., Harris Insight
                                                                 Vice President (1987-1997)                  Funds, W.W. Grainger,
                                                                 of Booz-Allen & Hamilton,                   Inc.; Trustee of WTTW
                                                                 Inc. (a management                          (Chicago public
                                                                 consulting firm).                           television station),
                                                                                                             the University of
                                                                                                             Chicago and Chicago
                                                                                                             Public Education Fund.

Dennis B. Mullen         Trustee                 2/71-Present    Private Investor. Formerly    52            N/A
100 Fillmore Street                                              (1997-1998) Chief
Denver, CO 80206                                                 Financial Officer - Boston
Age 58                                                           Market Concepts, Boston
                                                                 Chicken, Inc., Golden, CO
                                                                 (a restaurant chain).
------------------------------------------------------------------------------------------------------------------------------------

*The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

18  Janus Global Technology Fund  October 31, 2002

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                                                                                               Number of
                                                                                               Portfolios
                                                                                               in Fund
                                                                                               Complex
                         Positions               Length of       Principal Occupations         Overseen      Other Directorships
Name, Age and Address    Held with Fund          Time Served     During the Past Five Years    by Trustee    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees - (continued)
James T. Rothe           Trustee                 1/97-Present    Professor of Business,        52            Director of Optika,
100 Fillmore Street                                              University of Colorado,                     Inc. and NeoCore Corp.
Denver, CO 80206                                                 Colorado Springs, CO.
Age 58                                                           Formerly, Distinguished
                                                                 Visiting Professor of
                                                                 Business (2001-2002),
                                                                 Thunderbird (American
                                                                 Graduate School of
                                                                 International Management),
                                                                 Phoenix, AZ; and Principal
                                                                 (1988-1999) of Phillips-
                                                                 Smith Retail Group,
                                                                 Colorado Springs, CO (a
                                                                 venture capital firm).

William D. Stewart       Trustee                 6/84-Present    Corporate Vice President      52        N/A
100 Fillmore Street                                              and General Manager of MKS
Denver, CO 80206                                                 Instruments - HPS
Age 58                                                           Products, Boulder, CO (a
                                                                 manufacturer of vacuum
                                                                 fittings and valves).

Martin H. Waldinger      Trustee                 8/69-Present    Consultant.                   52        N/A
100 Fillmore Street
Denver, CO 80206
Age 64
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                              Janus Global Technology Fund  October 31, 2002  19

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TRUSTEES AND OFFICERS (unaudited) (continued)

OFFICERS

                                                                   Term of
                                                                   Office* and
                                                                   Length of        Principal Occupations
Name, Age and Address        Positions Held with Fund              Time Served      During the Past Five Years
-------------------------------------------------------------------------------------------------------------------------------
C. Mike Lu**                 Executive Vice President              11/98-Present    Vice President of Janus Capital.
100 Fillmore Street          and Portfolio Manager                                  Formerly, Analyst, (1991-1998) for
Denver, CO 80206             Janus Global Technology Fund                           Janus Capital Corporation.
Age 33

Thomas A. Early**            Vice President and General Counsel    3/98-Present     Vice President, General Counsel, Chief
100 Fillmore Street                                                                 Corporate Affairs Officer, Secretary and
Denver, CO 80206                                                                    Interim Director of Janus Capital; Vice
Age 47                                                                              President, General Counsel and Secretary
                                                                                    of Janus Services LLC, Janus Capital
                                                                                    International LLC and Janus Institutional
                                                                                    Services LLC; Vice President, General
                                                                                    Counsel and Director to Janus
                                                                                    International (Asia) Limited and Janus
                                                                                    International Limited; Vice President,
                                                                                    General Counsel and Secretary to Janus
                                                                                    Distributors LLC and the Janus Foundation;
                                                                                    and Director for Janus Capital Trust
                                                                                    Manager Limited, Janus World Principal
                                                                                    Protected Funds and Janus World Funds.
                                                                                    Formerly, Director (2001) of Janus
                                                                                    Distributors, Inc. and Janus Services, Inc.;
                                                                                    Vice President, General Counsel,
                                                                                    Secretary and Director (2000-2002)
                                                                                    of Janus International Holding, Inc.;
                                                                                    Executive Vice President and General
                                                                                    Counsel (1997-1998) of Prudential
                                                                                    Investments Fund Management LLC;
                                                                                    and Vice President and General
                                                                                    Counsel (1994-1997) of Prudential
                                                                                    Retirement Services.

Anita E. Falicia**           Assistant Treasurer                   2/97-10/02       Vice President of Investment Accounting
100 Fillmore Street          Vice President, Chief Financial       10/02-Present    of Janus Capital. Formerly, Assistant Vice
Denver, CO 80206             Officer, Treasurer and Principal                       President (2000-2002) of Investment
Age 34                       Accounting Officer                                     Accounting of Janus Capital or Janus
                                                                                    Capital Corporation; Director (1999-2000)
                                                                                    of Investment Accounting of Janus
                                                                                    Capital Corporation; and Director
                                                                                    (1997-1999) of Fund Accounting of
                                                                                    Janus Capital Corporation.

Bonnie M. Howe**             Vice President                        12/99-Present    Vice President and Assistant General
100 Fillmore Street                                                                 Counsel to Janus Capital, Janus
Denver, CO 80206                                                                    Distributors LLC and Janus Services LLC.
Age 37                                                                              Formerly, Assistant Vice President
                                                                                    (1997-1999) and Associate Counsel
                                                                                    (1995-1999) for Janus Capital Corporation
                                                                                    and Assistant Vice President (1998-2000)
                                                                                    for Janus Service Corporation.
-------------------------------------------------------------------------------------------------------------------------------

 *Officers are elected annually by the Trustees for a one-year term. **"Interested person" of the Trust by virtue of positions with Janus Capital.

20  Janus Global Technology Fund  October 31, 2002

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                                                                   Term of
                                                                   Office* and
                                                                   Length of        Principal Occupations
Name, Age and Address        Positions Held with Fund              Time Served      During the Past Five Years
-------------------------------------------------------------------------------------------------------------------------------
Kelley Abbott Howes**        Vice President and Secretary          12/99-Present    Vice President of Domestic Funds and
100 Fillmore Street                                                                 Assistant General Counsel to Janus Capital,
Denver, CO 80206                                                                    Vice President and Assistant General
Age 37                                                                              Counsel Janus Distributors LLC and
                                                                                    Janus Services LLC. Formerly, Assistant
                                                                                    Vice President (1997-1999) of Janus
                                                                                    Capital Corporation; Chief Compliance
                                                                                    Officer, Director and President (1997-
                                                                                    1999) of Janus Distributors, Inc.; and
                                                                                    Assistant Vice President (1998-2000) of
                                                                                    Janus Service Corporation.

David R. Kowalski**          Vice President                        6/02-Present     Vice President and Chief Compliance
100 Fillmore Street                                                                 Officer of Janus Capital and Janus
Denver, CO 80206                                                                    Distributors LLC; and Assistant Vice
Age 45                                                                              President of Janus Services LLC.
                                                                                    Formerly, Senior Vice President and
                                                                                    Director (1985-2000) of Mutual Fund
                                                                                    Compliance for Van Kampen Funds.

Loren M. Starr**             President and Chief Executive         9/02-Present     Vice President, Chief Financial Officer
100 Fillmore Street          Officer                                                and Interim Director of Janus Capital;
Denver, CO 80206                                                                    Vice President of Finance, Treasurer and
Age 41                                                                              Chief Financial Officer of Janus Services
                                                                                    LLC and Janus International Limited;
                                                                                    Vice President of Finance, Treasurer and
                                                                                    Chief Financial Officer of Janus Distributors
                                                                                    LLC, Janus Capital International LLC
                                                                                    and Janus Institutional Services LLC; and
                                                                                    Director of Janus Capital Trust Manager
                                                                                    Limited, Janus World Principal Protected
                                                                                    Funds and Janus World Funds. Formerly,
                                                                                    Vice President of Finance, Treasurer,
                                                                                    Chief Financial Officer (2001-2002) and
                                                                                    Director (2002) for Janus International
                                                                                    Holding Inc.; Managing Director,
                                                                                    Treasurer and Head of Corporate
                                                                                    Finance and Reporting (1998-2001) for
                                                                                    Putnam Investments; and Senior Vice
                                                                                    President of Financial Planning and
                                                                                    Analysis (1996-1998) for Lehman
                                                                                    Brothers, Inc.

Heidi J. Walter**            Vice President                        4/00-Present     Vice President and Assistant General
100 Fillmore Street                                                                 Counsel to Janus Capital and Janus
Denver, CO 80206                                                                    Services LLC. Formerly, Vice President
Age 35                                                                              and Senior Legal Counsel (1995-1999)
                                                                                    for Stein Roe & Farnham, Inc.
-------------------------------------------------------------------------------------------------------------------------------

 *Officers are elected annually by the Trustees for a one-year term. **"Interested person" of the Trust by virtue of positions with Janus Capital.

                              Janus Global Technology Fund  October 31, 2002  21

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NOTES

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NOTES

                              Janus Global Technology Fund  October 31, 2002  23

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NOTES

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NOTES

                              Janus Global Technology Fund  October 31, 2002  25

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                       [LOGO] Janus

                              www.janus.com

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus.(11/02)

                                                                      GT60-12/02

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